Exhibit 99.1

EQT Announces Strategic Acquisition of Range Resources,

Creating America’s Undisputed Natural Gas Champion

Canonsburg, PA and Fort Worth, TX, October 26, 2026 — EQT Corporation (“EQT”) (NYSE: EQT) and Range Resources Corporation (“Range”) (NYSE: RRC) today announced that they have entered into a definitive merger agreement, under which EQT will acquire Range in an all-stock transaction to create America’s leading natural gas company with a pro forma enterprise value over $50 billion. The combination brings together two of the highest-quality natural gas assets in North America, creating America’s largest and only vertically integrated natural gas producer with leading inventory depth and low-cost structure. Combined with a fortress balance sheet and the largest natural gas marketing platform in the country, these differentiated attributes solidify EQT as the operator of choice in the next era of demand-led natural gas growth.

Transaction Creates America’s Natural Gas Champion

•	Asset Scale: Combined company will have >9 Bcfe/d of net production and >30 years of inventory across nearly 3 million net acres in addition to >3,700 miles of critical midstream infrastructure

•	Strategic Positioning: Transaction positions EQT as the clear partner of choice for end users of natural gas, enhancing EQT’s abilities to serve Appalachian demand growth

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Cost Structure: Improves EQT’s unlevered free cash flow breakeven(1) to less than $2 per MMBtu while increasing NGL diversification, ensuring robust free cash flow through all parts of the commodity cycle

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Synergy Value: Expect $325 million of base annual synergies within two years across corporate, operations and commodities marketing, with a pathway to more than $600 million long-term from development and infrastructure optimization, improved margins from natural gas, LNG and NGL marketing efforts, and the ability to accelerate inventory development into contractual demand-led growth

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Financial Profile: 100% stock transaction with a pro forma enterprise value of more than $50 billion; further strengthens EQT’s balance sheet and is expected to provide BBB quality credit metrics at closing

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Earnings Power: Cumulative free cash flow(1) projected to be ~$20 billion over the next five years at recent strip pricing, creating shareholder value beyond what either company could achieve standalone

(1)

A non-GAAP financial measure. See the Non-GAAP Disclosures section of this news release for the definition of, and other important information regarding, this non-GAAP financial measure. Unlevered free cash flow breakeven is defined as the average Henry Hub price needed to generate positive unlevered free cash flow.

EQT President and CEO Toby Z. Rice stated, “This transaction brings together two of the highest-quality, longest-duration asset bases in North America and creates a company uniquely positioned for the next era of natural gas. As the lowest-cost natural gas producer in the industry, supported by multiple decades of high-quality inventory, the combined company will offer exceptional resilience through commodity cycles while maintaining significant upside to strengthening natural gas fundamentals. Additionally, our expanded resource base solidifies EQT as the operator of choice for premium, long-term supply arrangements and provides unique growth optionality underpinned by contractual demand. We believe this combination creates a must-own energy company capable of generating durable, through-cycle free cash flow while compounding value for shareholders for decades to come.”

“This combination of two highly successful operators with decades of inventory creates opportunities to build long-term value neither could fully realize independently,” said Dennis L. Degner, President and CEO of Range.

1

“Our Board of Directors unanimously determined that this transaction will enhance Range shareholders’ ability to participate in a constructive long-term natural gas and NGL macro outlook. The combined company will be uniquely positioned to capitalize on increasing demand for natural gas and liquids both domestically and internationally, delivering superior returns for investors. I want to thank our employees, whose hard work, dedication and commitment have positioned us to enter this next chapter of value creation with EQT.”

Transaction Details

Under the terms of the merger agreement, unanimously approved by the Board of Directors of both companies, EQT will acquire Range in an all-stock transaction. Each outstanding share of Range common stock will be exchanged for 0.987 shares of EQT common stock. As a result of the transaction, EQT’s existing shareholders are expected to own approximately 73% of the combined company and Range’s shareholders are expected to own approximately 27%.

The transaction is expected to close during the first quarter of 2027, subject to the receipt of required regulatory approvals and clearances, approval of the transaction by shareholders of both EQT and Range, and the satisfaction of other customary closing conditions. Upon the closing of the transaction, two representatives from Range, including Dennis Degner, will join EQT’s Board of Directors. EQT’s executive management team will lead the combined company with headquarters remaining in Canonsburg, Pennsylvania.

Advisors

Citi and RBC Capital Markets, LLC acted as financial advisors to EQT. Kirkland & Ellis LLP is serving as EQT’s legal counsel on the transaction. Evercore acted as lead financial advisor, J.P. Morgan Securities LLC also advised Range. Gibson, Dunn & Crutcher LLP is serving as Range’s legal counsel on the transaction.

Conference Call and Webcast Information

EQT and Range will hold a joint conference call to discuss the details of the transaction at 8:00 AM ET today, October 26, 2026, which will be broadcast live via webcast. The live audio webcast and accompanying presentation is available on EQT’s investor relations website, ir.eqt.com, under “Events & Presentations” and on Range’s investor relations website, ir.rangeresources.com, under “News & Events.” A replay will be archived in the same locations after the conclusion of the live event.

As a result of the announced transaction, EQT and Range are canceling their previously scheduled Q3 2026 earnings conference calls on October 28, 2026. Both companies will issue their Q3 2026 earnings results, as previously announced, after the market close on October 27, 2026.

EQT Investor Contact

Cameron Horwitz

Managing Director, Investor Relations & Strategy

412.445.8454

Cameron.Horwitz@eqt.com

EQT Media Contact

Amy Rogers

Head of Strategic Communications

412.738.5220

Amy.Rogers@eqt.com

Range Investor Contact

Laith Sando

SVP, Corporate Strategy & Investor Relations

817.869.4267

LSando@rangeresources.com

Range Media Contact

Mark Windle

Director Corporate Communications

724.873.3223

MWindle@rangeresources.com

About EQT Corporation

EQT Corporation is a premier, vertically integrated American natural gas company with upstream and midstream operations focused in the Appalachian Basin. We are dedicated to responsibly developing our world-class asset base and being the operator of choice for our stakeholders. By leveraging a culture that prioritizes operational efficiency, technology and sustainability, we seek to continuously improve the way we produce environmentally responsible, reliable and low-cost energy. We have a longstanding commitment to the safety of our employees, contractors, and communities, and to the reduction of our overall environmental footprint. Our values are evident in the way we operate and in how we interact each day – trust, teamwork, heart, and evolution are at the center of all we do.

EQT management speaks to investors from time to time and the analyst presentation for these discussions, which is updated periodically, is available via EQT’s investor relations website at ir.eqt.com.

About Range Resources Corporation

Range Resources Corporation is a leading U.S. independent natural gas and NGL producer with operations focused in the Appalachian Basin. The company is headquartered in Fort Worth, Texas. More information about Range can be found at www.rangeresources.com.

Cautionary Statements Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements in this news release may include statements regarding the proposed transaction (the “proposed transaction”) between EQT and Range, the expected closing of the proposed transaction and the timing thereof and the pro forma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, enterprise value, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the proposed transaction should not be considered a forecast of future results.

Forward-looking statements contained herein reflect the current views of EQT and Range about future events. Although EQT and Range believes such forward-looking statements are based on reasonable expectations and assumptions, statements made regarding future results are not guarantees of future performance and are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s and Range’s control. Actual outcomes and results may be materially different from the results stated or implied in the forward-looking statements included in this news release due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement related to the proposed transaction (the “Merger Agreement”); the possibility that shareholders of EQT may not approve the issuance of EQT shares required in the proposed transaction; the possibility that the shareholders of Range may not adopt the Merger Agreement; the risk that EQT or Range may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of EQT’s or Range’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of EQT and Range to retain and hire key personnel, on the ability of EQT or Range to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on EQT’s and Range’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of EQT and Range, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; the effect of future regulatory or legislative actions on EQT and Range or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what EQT and Range expect; the ability of management to execute its plans to meet its goals and other risks inherent in EQT’s and Range’s businesses; public health crises and any related government policies and actions; the potential disruption or interruption of EQT’s or Range’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond EQT’s or Range’s control; and the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Additional information concerning risk factors is contained in EQT’s and Range’s Annual Reports on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All such factors are difficult to predict and are beyond EQT’s and Range’s control. Additional risks or uncertainties that are not currently known to EQT or Range, that EQT or Range currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this news release.

Any forward-looking statement speaks only as of the date on which such statement is made. EQT and Range undertake no obligation to publicly correct or update the forward-looking statements in this news release, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements as a prediction of actual results.

Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the proposed transaction, EQT intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) that will include a joint proxy statement of EQT and Range and that will also constitute a prospectus of EQT (the “joint proxy statement/prospectus”). EQT and Range also intend to file other relevant documents regarding the proposed transaction with the SEC. This news release is not a substitute for the joint proxy statement/prospectus or the registration statement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQT AND RANGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQT, RANGE, THE PROPOSED TRANSACTION, THE RISKS THERETO AND RELATED MATTERS. After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to the shareholders of EQT and the shareholders of Range. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by EQT or Range through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by EQT may be obtained free of charge on EQT’s website at ir.eqt.com. Copies of the documents filed with the SEC by Range may be obtained free of charge on Range’s website at ir.rangeresources.com. The information included on, or accessible through, EQT’s or Range’s website is not incorporated by reference into this news release.

Participants in the Solicitation

EQT and Range and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction contemplated by the joint proxy statement/prospectus. Information regarding EQT’s directors and executive officers and their ownership of EQT’s securities is set forth in EQT’s filings with the SEC, including EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on February 26, 2026. To the extent such person’s ownership of EQT’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding Range’s directors and executive officers and their ownership of Range’s securities is set forth in Range’s filings with the SEC, including Range’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 31, 2026. To the extent such person’s ownership of Range’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the proposed transaction when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This news release relates to the proposed transaction. This press release is for informational purposes only and is not intended to and shall not constitute an offer to buy, sell or exchange, or the solicitation of an offer to buy, sell or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Disclosures

Adjusted Operating Cash Flow, Free Cash Flow and Unlevered Free Cash Flow

Adjusted operating cash flow is defined as net cash provided by operating activities less changes in other assets and liabilities. Free cash flow is defined as adjusted operating cash flow less accrual-based capital expenditures and capital contributions to equity method investments. Unlevered free cash flow is defined as free cash flow, less interest expense. EQT’s management believes that these measures provide useful information to external users of EQT’s consolidated financial statements, such as investors, industry analysts, lenders and ratings agencies, regarding EQT’s liquidity, including EQT’s ability to generate cash flow in excess of its capital requirements and return cash to shareholders. Adjusted operating cash flow, free cash flow and unlevered free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

EQT has not provided projected net cash provided by operating activities or a reconciliation of projected adjusted operating cash flow, free cash flow or unlevered free cash flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. EQT is unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. EQT is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its payments and its customers’ payments, with accuracy to a specific day, months in advance. Furthermore, EQT does not provide guidance with respect to its average realized price, among other items, that impact reconciling items between net cash provided by operating activities and adjusted operating cash flow, free cash flow and unlevered free cash flow. Natural gas prices are volatile and out of EQT’s control, and the timing of transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, EQT is unable to provide projected net cash provided by operating activities, or the related reconciliation of projected adjusted operating cash flow, free cash flow or unlevered free cash flow to projected net cash provided by operating activities, without unreasonable effort.